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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
YOUNG INNOVATIONS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YOUNG INNOVATIONS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 5, 2004

TO THE SHAREHOLDERS:

        The Annual Meeting of Shareholders of Young Innovations, Inc. (the "Company") will be held at the Renaissance St. Louis Airport Hotel, 9801 Natural Bridge Road, St. Louis, Missouri, 63134, on May 5, 2004, at 10:00 A.M., St. Louis time, for the following purposes:

  1.
  To elect nine Directors to serve until the Annual Meeting of Shareholders in 2005 or until their successors are duly elected and qualified; and

  2.
  To consider and transact such other business as may properly come before the meeting.

        Only shareholders whose names appear of record at the Company's close of business on March 15, 2004 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors,
Alfred E. Brennan Chief Executive Officer
April 5, 2004 Earth City, Missouri

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

YOUNG INNOVATIONS, INC.
13705 Shoreline Court East
Earth City, Missouri 63045
PROXY STATEMENT
Annual Meeting of Shareholders
to be held May 5, 2004

        This Proxy Statement is being furnished to the common shareholders of Young Innovations, Inc. (the "Company") on or about April 5, 2004 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held on May 5, 2004 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

        Holders of shares of common stock, par value $0.01 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 15, 2004 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 9,037,531 shares of Common Stock were outstanding. Holders of Common Stock (the "Shareholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

        Election of each director requires the affirmative vote of holders of a majority of the Shares represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of election of directors.

        Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

        All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045 (telephone number (314) 344-0010).

        The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.

        The Annual Report to Shareholders for fiscal year 2003 accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company.

The date of this Proxy Statement is April 5, 2004.

Proposal 1: Election of Directors

        Pursuant to the By-laws of the Company, the Company's Directors are elected annually and hold office until their successors are duly elected and qualified.

        It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below. It is expected that the nominees will serve; but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

        The following table sets forth the names, ages, principal occupations and other information respecting the director nominees:

Director	Age	Principal Occupation During Past 5 Years
George E. Richmond	70
		Chairman of the Board since 1997, Chief Executive Officer from 1995 to 2002, Director of the Company since its organization in 1995, President of Young Dental Manufacturing Company ("Young Dental") (predecessor to the Company) from 1961 until 1997.
Alfred E. Brennan	51	President since July 1998, Chief Executive Officer since January 2002, Chief Operating Officer of the Company from October 1997 to May 2002, and Director of the Company since August 1997.
Arthur L. Herbst, Jr.	40
		Chief Operating Officer since May 2002, Chief Financial Officer since February 1999, Secretary from April 2000 to May 2003, Executive Vice President since October 1998 and a Director of the Company since November 1997.
Richard G. Richmond	49
		A Director of the Company since 1995. Internal consultant to the Company. Vice President of the Company from February 1999 to April 2000 and Secretary of the Company from August 1995 to April 2000. President of Young Dental from July 1997 to April 2000 and a Director of Young Dental since June 1989. Mr. Richmond is George Richmond's son.
Craig E. LaBarge(1)(3)	53
		Director of the Company since August 1997. Chief Executive Officer of LaBarge, Inc., a manufacturer of electronic systems, cable assemblies and interconnect assemblies (LaBarge) since 1991 and President of LaBarge since 1986. Director of LaBarge, and TALX Corporation, a provider of software and services for human resource assistance.
Connie H. Drisko, DDS(2)	63
		Director of the Company since January 1998. Dean of the School of Dentristry at the Medical College of Georgia, since May 2003. Associate Dean for Academic Planning and Faculty Personnel, Director of Clinical Research at the University of Louisville from January 2002 to April 2003. Professor and Chairperson of the Department of Periodontics, Endodontics and Dental Hygiene at the University of Louisville School of Dentistry from September 1993 to 2002; prior to 1993 held various teaching positions in Periodontic Department, University of Missouri Kansas City for ten years.

James R. O'Brien(2)(3)	59
		Director of the Company since October 1998. Managing Director of Catapult Advisors, LLC since January 2003. Owner of The Wellston Group, a consulting group, from 1995 to December 2002. Chief Operating Officer of Swingster Company, a manufacturer and distributor of corporate logoed merchandise, from 1994 through 1995. Director of Trans-Industries, Inc., a manufacturer of vehicle lighting systems and digital information display products since 2004.
Brian F. Bremer(1)(2)(3)	67	Director of the Company since May 1999. Partner in CroBern Management Partnership, a venture capital investment group, since 1995.
Marc R. Sarni	45
		Principal, Cornerstone Investment, LLC, a real estate investment, development and property management company since 2003. Managing Director and Head of Healthcare Investment Banking at A.G. Edwards from 1997 to 2003, focusing on emerging growth medical technology, biotechnology, specialty pharmaceutical and healthcare services companies. Member of Investment Advisory Committee for Ascension Health Ventures, the health venture-investing subsidiary of Ascension Health.

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nominating Committee.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO APPROVE THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.

Information Concerning the Board of Directors and its Committees

        The Board of Directors met five times during 2003. All directors attended at least 75% of the meetings of the Board. All committee members attended at least 75% of the committee meetings in 2003.

Compensation of Directors

        Non-Employee directors of the Company receive $1,000 for each board meeting attended and $500 per telephonic meeting and committee meeting as well as reimbursement for all expenses incurred in attending the meetings. Full-time employees of the Company who serve as directors receive only reimbursement of expenses incurred in attending meetings. Pursuant to the Company's Amended and Restated 1997 Stock Option Plan each non-employee director of the Company received a grant of an option to purchase up to 7,500 shares of the Company's Common Stock.

Committees

        The Board of Directors has standing Audit and Compensation Committees.

        The Audit Committee met three times during 2003. During the year, the Committee was composed of Richard P. Conerly, Craig E. LaBarge, and Brian F. Bremer. In January 2003, the Board of Directors granted the Audit Committee sole authority to hire the independent accountants and approve non-audit services. The Committee's responsibilities include evaluation of significant matters relating to the audit and internal controls of the Company and review of the scope and results of audits by the independent auditors. All of the members of the audit committee are independent as defined in the Nasdaq listing standards. The Board of Directors has determined that Messrs. Conerly, LaBarge and Bremer are "audit committee financial experts" as defined by the rules of the SEC and each of Messrs. Conerly, LaBarge and Bremer are "independent" for purposes of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. At the January 27, 2004 Board of Directors meeting, the Board approved the Audit Committee Charter attached as Exhibit A. The Company's Audit Committee Charter is available on the Company's website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

        The Compensation Committee met four times during 2003. The Committee is composed of Brian F. Bremer, Connie H. Drisko, and James R. O'Brien. The Committee reviews the Company's remuneration policies and practices, including executive salaries, compensation and other employee benefits, and administers and determines awards under the Company's Amended and Restated 1997 Stock Option Plan. All of the members of the Compensation Committee are independent as defined in the Nasdaq listing standards. The Company's Compensation Committee Charter is available on the Company's website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

        The Board of Directors formed a Nominating Committee in March 2004. The Committee is comprised of Brian F. Bremer, Craig E. LaBarge and James R. O'Brien. The Committee will be responsible for identifying and nominating individuals to become members of the Board of Directors. All the members of the nominating committee are independent as defined in the Nasdaq listing standards. The Company's Nominating Committee Charter is available on the Company's website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

Director Nominations

        The Nominating Committee will consider nomination recommendations from shareholders, which should be addressed to the Company's Corporate Secretary at the Company's principal executive offices. In order for a shareholder to nominate a candidate for director, under the Company's Bylaws, timely notice of the nomination must be given in writing to the Secretary of the Corporation. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate's other board memberships (if any). You must submit the nominee's consent to be elected and to serve. The Nominating Committee may require any nominee to furnish any other information, within reason, that may be needed to determine the eligibility of the nominee.

        As provided in its Charter, the Nominating Committee will follow procedures which the committee deems reasonable and appropriate in the identification of candidates for election to the board and evaluating the background and qualifications of those candidates. Those processes include consideration of nominees suggested by an outside search firm, by incumbent board members and by shareholders. The committee will seek candidates having experience and abilities relevant to serving as a director of the Company and who represent the best interests of shareholders as a whole and not any specific interest group or constituency. The committee will also consider whether the candidate would be "independent" for purposes of Nasdaq and the rules and regulations of the Securities and Exchange Commission (SEC). The committee may from time to time engage the service of a professional search firm to evaluate potential nominees. Mr. Sarni, a director nominee, was recommended to the Board by Mr. Brennan, the President and Chief Executive Officer of the Company and Mr. Herbst, Executive Vice President, Chief Operating Officers and Chief Financial Officer of the Company.

Attendance of Annual Shareholder Meetings

        The Company expects all board members to attend the annual meeting of shareholders, but from time to time, other commitments may prevent all directors from attending each meeting. All directors attended the most recent annual meeting of shareholders, which was held on May 12, 2003.

Shareholder Communications

        Shareholders may send communications to board members by sending a communication to the board and/or a particular board member in care of the Corporate Secretary of the Corporation at 13705 Shoreline Court East, Earth City, Missouri 63045. Communications intended for non-management directors should also be sent in care of the Corporate Secretary at the address listed above. All communications will then be forwarded by the Corporate Secretary to the appropriate Board members.

Code of Ethics

        The Company adopted a Code of Ethics that applies to all executive officers, directors and employees. The Code of Ethics defines each individual's obligations when representing the Company. The Company's Code of Ethics is available on the Company's website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

Compensation Committee Interlocks and Insider Participation

        During 2003, no executive officer of the Company served on the Board of Directors or Compensation Committee of any other company with respect to which any member of the Compensation Committee was engaged as an executive officer. No member of the Compensation Committee was an officer or employee of the Company during 2003, and no member of the Compensation Committee was formerly an officer of the Company.

EXECUTIVE COMPENSATION

        The following table summarizes the annual and long-term compensation earned or awarded to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers at December 31, 2003, during the last three fiscal years for services rendered to the Company and its subsidiaries.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Restricted Stock Awards ($)(2)		Securities Underlying Options (#)(3)	All Other Compensation ($)(4)
Alfred E. Brennan President and Chief Executive Officer	2003 2002 2001	$356,692 350,000 302,000	$375,000 90,000 170,000	$	— — 841,200	— — 150,000	$7,900 10,622 2,250
Arthur L. Herbst, Jr. Executive Vice President, Chief Operating Officer and Chief Financial Officer	2003 2002 2001	$281,692 275,000 254,000	$300,000 75,000 140,000	$	— — 841,200	— — 150,000	$8,270 2,448 4,397
Daniel E. Garrick Vice President and Assistant Secretary	2003 2002 2001	$142,154 125,000 101,000	$75,000 37,500 37,500		— — —	12,500 — 22,500	— — —
Sean T. O'Connor Vice President	2003 2002 2001	$135,000 125,000 101,000	$60,000 37,500 37,500		— — —	10,000 — 22,500	— — —
Stephen T. Yaggy Secretary and Controller	2003 2002 2001	$112,140 99,467 85,000	$75,000 30,000 30,000		— — —	12,500 — 22,500	— — —

(1)
Annual bonus amounts were earned and accrued during the fiscal years indicated and paid either in the fiscal year indicated or in the following year.

(2)
This column shows the market value of restricted stock awards on October 11, 2001, the date on which the shares of restricted stock were granted, to Mr. Brennan and Mr. Herbst. 60,000 shares were granted to Mr. Brennan and 60,000 shares were granted to Mr. Herbst. The shares of restricted stock have the same right as shares of Common Stock as to dividends. The restrictions on the shares granted lapse 20% each year starting 1 year from the date of grant. Mr. Brennan and Mr. Herbst each had 36,000 restricted shares as of December 31, 2003. The aggregate market value of 36,000 shares as of December 31, 2003 was $1,296,000.

(3)
Represents stock options awarded under the Company's 1997 Amended and Restated Stock Option Plan.

(4)
Represents life and disability insurance premiums paid by the Company.

Option Grants in Last Fiscal Year

        The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended December 31, 2003 to each of the named executive officers who received option grants and the value of options held by such officers at fiscal year-end.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year
			Exercise Price Per Share ($/sh)(2)
Name				Expiration Date
					5%($)	10%($)
Alfred E. Brennan	—	—	—	—	—	—
Arthur L. Herbst, Jr.	—	—	—	—	—	—
Daniel E. Garrick	12,500	11.7%	$32.74	12/22/2013	$257,375	$652,239
Sean T. O'Connor	10,000	9.3%	32.74	12/22/2013	205,900	521,791
Stephen T. Yaggy	12,500	11.7%	32.74	12/22/2013	257,375	652,239

(1)
Options were granted on December 22, 2003. For Messrs. Garrick, O'Connor and Yaggy, 45% of the options are exercisable on the date of grant, 45% are exercisable on December 22, 2004 and 10% of the options are exercisable on December 22, 2005.

(2)
The exercise price for all options granted is equal to the average of the high and low market price of the Company's stock as quoted on the Nasdaq National Market on the last trading day prior to the grant.

(3)
The amounts shown under these columns are the result of calculation at 5 percent and 10 percent annual rates over the ten-year term of the options as required by the Securities and Exchange Commission and are not intended to forecast future appreciation of the stock price of the Company's Common Stock. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

Option Exercises During 2003 and Option Values at December 31, 2003

        The following table sets forth certain information with respect to the named executive officers concerning their respective options exercised during 2003 and unexercised options held and the value thereof at fiscal year-end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)	Value of Unexercised In- the-Money Options at Fiscal Year End ($)(2)
	Shares Acquired on Exercise (#)(1)	Value Realized ($)(2)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Alfred E. Brennan	88,446	$1,658,486	215,832/37,500	$5,266,881/$824,250
Arthur L. Herbst, Jr.	79,689	1,343,398	123,637/37,500	2,816,566/824,250
Daniel E. Garrick	—	—	29,625/20,375	616,783/319,143
Sean T. O'Connor	—	—	28,500/19,000	613,115/314,660
Stephen T. Yaggy	—	—	26,250/23,750	542,600/393,325

(1)
Includes 28,034 incentive stock options exercised and held by Mr. Brennan and 24,290 incentive stock options exercised and held by Mr. Herbst.

(2)
Value realized represents the difference between the base or exercise price of the option shares and the market price of the option shares on the date the option was exercised, without considering any taxes that may have been owed. The market price was derived from taking the closing price on the date of exercise.

(3)
Based on the closing price of the Company's stock as quoted on the Nasdaq National Market on December 31, 2003, of $36.00.

Employment Agreements and Change-in-Control Arrangements

        In April 2002, the Company entered into an employment agreement with George E. Richmond pursuant to which Mr. Richmond agreed to perform such duties as may be assigned to him by the Company's Board or Chief Executive Officer. The employment agreement was amended on May 14, 2002 to automatically renew at expiration unless either party terminates the agreement 90 days prior to expiration. The Company and Mr. Richmond agreed to continue his employment through December 31, 2004, pursuant to an amendment to Mr. Richmond's employment agreement dated March 28, 2003. Mr. Richmond's annual base salary under the agreement is $50,000. In exchange for Mr. Richmond agreeing to lifetime restrictions regarding non-disclosure of Confidential Information (as defined in the agreement), non-competition, and non-inducement, the Company shall pay to Mr. Richmond $50,000 per year for the remainder of Mr. Richmond's life following the termination of Mr. Richmond's employment with the Company, for any reason other than termination by the Company with Cause (as defined in the agreement). In addition, Mr. Richmond and the Company terminated Mr. Richmond's employment agreement that was entered into in July 2000.

        In June 2002, the Company entered into an employment agreement with Alfred E. Brennan pursuant to which Mr. Brennan agreed to serve as the Company's President and Chief Executive Officer. The employment agreement expires on June 12, 2005. Mr. Brennan's current minimum annual base salary is $380,000. If a Change of Control (as defined in the agreement) occurs prior to June 12, 2006, the Company shall pay to Mr. Brennan, within thirty (30) days following the date of the Change of Control, a cash payment amount of up to 2.9999 times Mr. Brennan's base amount (as such term is used in Section 280G(b)(3) of the Internal Revenue Code).

        In June 2002, the Company entered into an employment agreement with Arthur L. Herbst, Jr. pursuant to which Mr. Herbst agreed to serve as the Company's Chief Operating Officer and Chief Financial Officer. The employment agreement expires on June 12, 2005. Mr. Herbst's current minimum annual base salary is $305,000. If a Change of Control (as defined in the agreement) occurs prior to June 12, 2006, the Company shall pay to Mr. Herbst, within thirty (30) days following the date of the Change of Control, a cash payment amount of up to 2.9999 times Mr. Herbst's base amount (as such term is used in Section 280G(b)(3) of the Internal Revenue Code).

        Pursuant to restricted stock award agreements with Messrs. Brennan and Herbst, the restrictions on the restricted stock lapse 20% each year starting one year from the date of grant. In the event of a Change in Control (as defined in the agreements), all remaining restrictions lapse.

REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for the Company's remuneration policies and practices, including salaries, compensation and other employee benefits, and administers and determines awards under the Company's Amended and Restated 1997 Stock Option Plan. It annually determines the compensation to be paid to the executive officers of the Company. The Committee is composed of outside directors.

Overview and Philosophy

        Executive compensation for 2003 was fixed by the Compensation Committee of the Company's Board of Directors. In developing the Company's executive compensation policies, the Committee has two principal objectives: 1) attracting, rewarding and retaining officers who possess outstanding talent, and 2) motivating the officers to achieve short-term and long-term corporate objectives that enhance shareholder value. Following annual reviews, the Committee authorizes compensation packages for key executives consisting of: a) base salary, b) performance-based annual incentive bonus and c) long-term stock-based awards.

        In evaluating and setting the three components of compensation for executive officers, including the Chief Executive Officer of the Company, the Committee considers a variety of factors. The Committee's primary objective is to create compensation programs that reward executives for their role in creating shareholder value over the long term. As of December 31, 2003, officers held stock options to purchase 561,969 shares of the Company's Common Stock and 72,000 shares of restricted stock were held by officers.

Base Salary

        The Compensation Committee sets the minimum base salary and approves employment agreements for officers. See description of Employment Agreements. Adjustments to minimum base salary may be made by the Compensation Committee. Factors that the Compensation Committee may rely on in adjusting the minimum base salary of an executive include: the individual's level of responsibility and performance; the individual's contribution toward achieving the Company's short- and long-term strategic, financial and operating goals; whether the base salary is competitive with companies in the industries and geographic areas in which the Company competes; and any other information which may be available as to the value of the particular individual's performance and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; however, it does not assign a prescribed weight to any given component.

Performance-Based Annual Incentive Bonus

        Performance-based annual incentive bonus is paid based on a variety of factors, which the Committee believes help to increase shareholder value over the long term. The Committee considers the individual's performance in fulfilling their responsibilities and their contribution toward achieving the Company's strategic, financial and operating goals for the year as well as in prior years; the individual's success in strategically positioning their area of responsibility for future growth; the extent and nature of the individual's responsibilities and comparisons with compensation paid to individuals with similar skills and experience.

Long-Term Stock-Based Awards

        In general, the Committee believes that equity based compensation should form a significant part of an executive's total compensation package. Stock options and restricted stock awards are granted to executives because they directly relate the executive's earnings to the stock price appreciation realized by the Company's shareholders over the option or vesting period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option or restricted stock award was determined by factors similar to those considered in establishing base salary and bonus and as outlined under the Company's Amended and Restated 1997 Stock Option Plan.    The Committee believes that it is in the long-term interest of shareholders for management to have significant equity holdings so that they are motivated to act like owners.

Restricted Stock Awards

        In 2001, the Company granted 60,000 shares of restricted stock to each of Mr. Brennan and Mr. Herbst. The shares of restricted stock were granted to these executives in recognition of their successful efforts to significantly improve the Company's performance during their tenure with the Company and to provide them with strong incentive to continue to increase the value of the Company during their employment.

Compensation for the Chief Executive Officer

        The Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives.

        The Committee does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

Brian F. Bremer, Chairman
Connie H. Drisko
James R. O'Brien

AUDIT COMMITTEE REPORT

        The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (attached as Exhibit A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, corporate accountants and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

        We have reviewed and discussed with senior management the Company's audited financial statements included in the 2003 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

        We have discussed with KPMG LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

        We have received from KPMG LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between KPMG LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. KPMG LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

        Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2003 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

        As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

Richard P. Conerly, Chairman
Craig E. LaBarge
Brian F. Bremer

Performance Graph

        The following graph and table compare the cumulative total shareholder return on the Company's Common Stock from December 31, 1998 through December 31, 2003, with the Russell 2000 Index and the S&P Health Index. The comparisons reflected in the table and graph are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The table and graph assume an investment of $100 in the Common Stock and the indexes on December 31, 1998 and the reinvestment of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG YOUNG INNOVATIONS, INC., THE RUSSELL 2000 INDEX
AND THE S&P HEALTH CARE INDEX
DOLLARS
450
400
350
300
250
200
150
100
50
0
12/98
12/99
12/00
12/01
12/02
12/03
*$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal Year ending December 31.
YOUNG INNOVATIONS, INC.
RUSSELL 2000
S&P HEALTH CARE INDEX

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
YOUNG INNOVATIONS, INC	100.00	111.91	146.67	197.71	265.93	412.18
RUSSELL 2000	100.00	121.26	117.59	120.52	95.83	141.11
S & P HEALTH CARE	100.00	89.34	122.44	107.81	87.52	100.69

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 with respect to shares of the Company's Common Stock that may be issued under equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders(1)	793,994	$15.08	390,700
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	793,994	$15.08	390,700

(1)
The plan was created upon the completion of the Company's initial public offering on November 7, 1997. At that time, 750,000 shares were placed into the plan.

Certain Relationships and Related Party Transactions

        The Company acquired substantially all the assets and assumed a portion of the liabilities of Obtura Corporation and Earth City Technologies (collectively "Obtura Spartan") on December 1, 2003. George Richmond owned a 20% interest in Earth City Technologies at the time of the closing of the acquisition. The transaction was unanimously approved by the independent directors of the Company. The Company paid approximately $12,572,000 in cash, excluding transaction costs, with money set aside in escrow pending the settlement of any indemnification claims. An additional $2,000,000 may be earned by the sellers if additional profitability targets are achieved over the next two years. The results of operations for Obtura Spartan are included in the consolidated financial statements since December 1, 2003. Total amounts paid in 2003 to Obtura Spartan for repairs/parts prior to the acquisition were $100. Obtura Spartan purchases certain products and components from the Company from time to time. Total amounts billed in 2003 to Obtura Spartan prior to the acquisition were $3,400.

        In October 2003, the Company repurchased 3,774 shares from both Alfred Brennan and Arthur Herbst to remit tax withholdings on their restricted stock in lieu of cash payment. Proceeds from each person's transaction for tax withholdings were approximately $121,000. The Company also purchased 8,226 shares from both Mr. Brennan and Mr. Herbst in payment for incentive stock options in October 2003. Proceeds from each person's incentive stock option transaction were approximately $268,000. The purchase price was determined using the average of the high and low prices, as quoted by the Nasdaq National Stock Market, on the last trading day prior to the transaction.

        On April 1, 2002, the Company entered into a consulting agreement with GER Consulting, Inc. ("GER") pursuant to which GER provides consulting services to the Company. George Richmond is the sole shareholder of GER. Under the terms of the consulting agreement, the Company pays GER $8,333.00 monthly. During 2003, the Company paid $100,000 in consulting fees to GER. The consulting agreement was amended on May 14, 2002 to automatically renew at expiration unless either party terminates the agreement 90 days prior to expiration. The Company and GER agreed to continue the consulting agreement through December 31, 2004, pursuant to an amendment to the agreement dated March 28, 2003. The Company also paid GER $70,000 for use of its aircraft by Mr. Richmond while working on behalf of the Company.

        Mr. Richard Richmond, a Director of the Company, acts as an independent consultant to the Company. In 2003, the Company paid Mr. Richmond $78,000 for such services.

        In August 2000, Alfred Brennan borrowed $500,000 from the Company pursuant to a Promissory Note. Interest on the note accrued annually at a rate of 6.27% per annum on the amount of the principal outstanding. The note was paid in full in July 2003.

        The Company has adopted a policy that all transactions between the Company and any affiliated party will be approved by a majority of the members of the Company's Board of Directors, by a majority of the independent and disinterested Directors and the Audit Committee and will continue to be on terms no less favorable to the Company than terms the Company believes would be available from unaffiliated third parties.

        The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.

Securities Beneficially Owned by Management and Principal Shareholders

        The following table sets forth information as of March 15, 2004, concerning the ownership of Common Stock by (i) each Director and Director nominee, each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, all Directors, Director nominees and executive officers as a group, and (ii) all persons known by the Company to be the beneficial owners of five percent or more of the Common Stock. On March 15, 2004, there were 9,037,531 shares of Common Stock issued and outstanding. The address of each Director, Director nominee and executive officer listed below is Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045.

	Name and Address	Number of Shares Beneficially Owned(1)	Percent of Class
(i)	George E. Richmond(2)	3,336,736	37%
	Alfred E. Brennan(3)	327,588	4%
	Richard G. Richmond(4)	262,034	3%
	Arthur L. Herbst, Jr.(5)	238,700	3%
	Brian F. Bremer(6)	7,500	*
	Richard P. Conerly(7)	15,000	*
	Connie H. Drisko(6)	7,500	*
	Craig E. LaBarge(6)	7,500	*
	James R. O'Brien(8)	15,000	*
	Marc R. Sarni(9)	—	*
	Daniel E. Garrick(10)	34,125	*
	Sean T. O'Connor(11)	33,000	*
	Stephen T. Yaggy(12)	30,900	*
	All Directors, Director nominees and executive officers as a group (13 persons)	4,308,083	48%
(ii)	FMR Corp.(13) 82 Devonshire Street Boston, MA 02109	638,780	7%
	Eaton Vance Management(14) 255 State Street Boston, MA 02109	549,509	6%
	Neuberger Berman, Inc.(15) 605 Third Avenue New York, NY 10158-3698	514,292	6%
	Royce & Associates, LLC(16) 1414 Avenue of the Americas New York, NY 10019	509,950	6%

*
Less than 1.0%.

(1)
Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares sole voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. Pursuant to the rules of the Securities and Exchange Commission, certain shares of the Company's Common Stock which a person has the right to acquire within sixty days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. All directors and executive officers as a group hold options to purchase an aggregate of 519,844 shares of Common Stock.

(2)
Includes 2,102,227 shares held in a revocable trust as to which Mr. George E. Richmond has sole voting and dispositive power and 1,234,509 shares held in a trust as to which Mr. Richmond is a co-trustee and has sole voting power and shared dispositive power. Excludes 952 shares owned by Mr. Richmond's spouse.

(3)
Includes 89,256 shares owned directly by Mr. Brennan, including 36,000 shares of restricted stock which vest over the next three years to which Mr. Brennan has voting power. Also includes 238,332 shares of Common Stock issuable to Mr. Brennan that may be acquired pursuant to stock options exercisable within sixty days. Excludes 1,500 shares held in trust for Mr. Brennan's children over which Mr. Brennan does not have voting or dispositive power.

(4)
Includes 262,034 shares held in a revocable trust as to which Mr. Richard G. Richmond has sole voting and dispositive power.

(5)
Includes 91,063 shares owned directly by Mr. Herbst, including 36,000 shares of restricted stock which vest over the next three years to which Mr. Herbst has voting power, 146,137 shares of Common Stock issuable to Mr. Herbst that may be acquired pursuant to stock options exercisable within sixty days, and 1,500 shares owned by Mr. Herbst's daughters over which Mr. Herbst has voting and dispositive powers. Excludes 1,875 shares owned by Mr. Herbst's spouse.

(6)
Includes 7,500 shares of Common Stock issuable to Messrs. Bremer and LaBarge and Ms. Drisko that may be acquired pursuant to stock options exercisable within sixty days.

(7)
Includes 7,500 shares owned directly by Mr. Conerly and 7,500 shares of Common Stock issuable to Mr. Conerly that may be acquired pursuant to stock options exercisable within sixty days.

(8)
Includes 7,500 shares owned directly by Mr. O'Brien and 7,500 shares of Common Stock issuable to Mr. O'Brien that may be acquired pursuant to stock options exercisable within sixty days.

(9)
Mr Sarni is a Director nominee.

(10)
Includes 34,125 shares of Common Stock issuable to Mr. Garrick that may be acquired pursuant to stock options exercisable within sixty days.

(11)
Includes 33,000 shares of Common Stock issuable to Mr. O'Connor that may be acquired pursuant to stock options exercisable within sixty days.

(12)
Includes 150 shares of Common Stock owned by Mr. Yaggy and 30,750 shares of Common Stock issuable to Mr. Yaggy that may be acquired pursuant to stock options exercisable within sixty days.

(13)
Based on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission dated February 17, 2004.

(14)
Based on a Schedule 13G filed by Eaton Vance Management with the Securities and Exchange Commission dated February 13, 2004.

(15)
Based on a Schedule 13G filed by Neuberger Berman, Inc. with the Securities and Exchange Commission dated February 9, 2004, Neuberger Berman has sole voting power with respect to 234,162 shares, shared voting power with respect to 254,190 shares and shared dispositive power with respect to 514,292 shares.

(16)
Based on an Amendment to Schedule 13G filed by Royce & Associates, Inc. with the Securities and Exchange Commission dated February 9, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during 2003, with the exception of George E. Richmond and Alfred E. Brennan. In 2003, Mr. Richmond had two (2) transactions that were not timely reported which resulted in two late reports being filed and Mr. Brennan had one (1) transaction that was not timely reported.

Independent Auditors

        KPMG LLP has been appointed by the Audit Committee to serve as the independent auditors for the Company and its subsidiary corporations for the fiscal year ending December 31, 2004. On June 10, 2002, the Board of Directors, on the recommendation of the Audit Committee, dismissed Arthur Andersen LLP and appointed KPMG LLP as the Company's independent auditors. KPMG LLP completed their standard evaluation process on June 24, 2002 and accepted engagement with the Company. Arthur Andersen LLP served as the independent auditors for the Company and its predecessor from 1994 to 2002.

        The report of Arthur Andersen LLP on the Company's financial statements for the year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        In connection with the audits of the Company's financial statements for the year ended December 31, 2001 and through June 10, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused the firm to make reference to the matter in their reports.

        The Company provided Arthur Andersen with a copy of the foregoing disclosure.

        During the fiscal year ended December 31, 2001 and through the date of the appointment, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Company provided KPMG LLP with a copy of the foregoing disclosure.

        The Board of Directors expects that representatives of KPMG LLP will be present at the Annual Meeting to respond to shareholders questions and to have the opportunity to make any statements they consider appropriate.

        Set forth below is a summary of certain fees paid to KPMG LLP for services for the years ended December 31, 2003 and December 31, 2002.

	2003	2002
Audit Fees	$167,000	$144,860
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	114,588	26,500

Total	$281,588	$171,360

        Below is a description of the nature of services comprising the fees disclosed for each category above.

Audit Fees

        The Company estimates that the aggregate fees billed by KPMG LLP for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and (ii) the review of the Company's quarterly financial statements set forth in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003, were $167,000. The Company paid KPMG LLP $144,860 for professional services rendered in connection with (i) the audit of the Corporation's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and (ii) the review of the Company's quarterly financial statements set forth in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002, and September 30, 2002. The review of the Corporation's first quarter financial statements set forth in the Company's March 31, 2002 Form 10-Q was performed by Arthur Andersen LLP for a fee of $12,500.

Audit-Related Fees

        The Company did not pay KPMG LLP any audit-related fees in 2003 or 2002.

Tax Fees

        Fees of $146,250 in 2003 were paid to Deloitte & Touche LLP by the Company for income tax compliance and consulting services fees. Fees of $41,950 in 2002 were paid to Deloitte & Touche LLP by the Company for income tax compliance and consulting services. Fees of $73,100 were paid to Arthur Andersen LLP for income tax compliance and consulting services in 2002.

All Other Fees

        The Company incurred fees for all other services rendered by KPMG LLP totaling $114,588 for 2003 and $26,500 for 2002. These fees include benefit plan audit services, due diligence work performed by KPMG related to acquisitions and work performed related to compliance with the Sarbanes-Oxley Act.

        The Audit Committee has advised the Company it has determined that the non-audit services rendered by the Company's independent auditors during the years ending December 31, 2003 and December 31, 2002 are compatible with maintaining the independence of such auditors.

Pre-approval of Services by the External Auditor

        The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Corporation's external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. The Audit Committee pre-approved all audit and permitted non-audit services by the Company's external auditors in 2003.

        Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

Shareholder Proposals

        Shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders of the Company must be received by the Company at its address stated above by December 6, 2004 to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

        In order for a shareholder to bring other business before a shareholders meeting, notice must be received by the Company at its address stated above by February 21, 2005. Such notice must include various matters regarding the shareholder giving the notice and a description of the proposed business. These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company's proxy statement.

Other Matters

        The Board of Directors does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Annual Meeting of Shareholders" and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

By Order of the Board of Directors
Stephen T. Yaggy Corporate Secretary
Date: April 5, 2004

        The Company will furnish without charge to each person whose proxy is solicited, and to each person representing that as of the record date for the meeting he or she was a beneficial owner of shares entitled to be voted at the meeting, on written request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written request should be directed to Young Innovations, Inc., Attention: Mr. Stephen T. Yaggy, Secretary, 13705 Shoreline Court East, Earth City, Missouri 63045.

Exhibit A

YOUNG INNOVATIONS, INC.

Audit Committee Charter

Adopted as of January 27, 2004

1.     Purpose

        The Audit Committee is appointed by the Board of Directors for the primary purposes of:

  •
  Performing Board of Directors' oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

  •
  Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors, if any, and independent accountants.

2.     Composition and Qualifications

        The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence and other qualification requirements of the Sarbanes-Oxley Act of 2002 (the "Act"), The Nasdaq Stock Market, Inc., rules of the Securities and Exchange Commission ("SEC") and all other applicable laws. Each member of the Audit Committee shall have the ability to read and understand fundamental financial statements and, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board of Directors in its business judgment. In addition, to the extent practicable, at least one member of the Audit Committee shall be an "audit committee financial expert" as such term is defined by the SEC.

3.     Responsibilities

        The Audit Committee will:

        (1)   Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

  •
  Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  •
  Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

  •
  Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

  •
  Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

  •
  Review with the independent accountants and the senior internal auditing executive, if any, the adequacy of the Company's internal controls, and any significant findings and recommendations.

  •
  Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management.

        (2)   Review (by full Committee or designated member) with management and the independent accountants the Company's quarterly financial statements in advance of SEC filings.

        (3)   The Company's independent accountants are ultimately accountable to the Audit Committee, which has direct responsibility for the appointment, compensation, retention and oversight of the work of any independent accountant engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. In connection with its oversight of the external audit coverage, the Audit Committee will:

  •
  Have the sole authority to approve the engagement letter and the fees to be paid to the independent accountants.

  •
  Pre-approve all non-audit services to be performed by the independent auditors and the related fees for such services (subject to the inadvertent de minimus exceptions set forth in the Act). In the event that any such non-audit services are pre-approved by the Audit Committee, all such pre-approvals shall be reported in the Company's next periodic report to be filed with the SEC.

  •
  Pre-approve audit scope and work plan.

  •
  Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking appropriate action in response to the independent accountants' report to satisfy itself of their independence.

  •
  Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

  •
  Review and evaluate the performance of the independent accountants, as the basis for a decision to reappoint or replace the independent auditors.

  •
  Assure regular rotation of the lead audit partner, as required by the Act, and consider whether rotation of the outside auditor is required to ensure independence.

  •
  At its discretion, retain outside counsel, consultants or other advisors.

        (4)   Oversee internal audit coverage, if applicable. In connection with its oversight responsibilities, the Audit Committee will:

  •
  Appoint or replace the senior internal auditing executive.

  •
  Review, in consultation with management, the independent accountants and the senior internal auditing executive, the plan and scope of internal audit activities.

  •
  Review internal audit activities, budget and staffing.

  •
  Review reports to management prepared by the internal auditing department and management's responses to such reports.

        (5)   Review with the independent accountants and the senior internal auditing executive, if applicable, the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

        (6)   Resolve any differences in financial reporting between management and the independent auditors.

        (7)   Establish procedures for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        (8)   Review, for potential conflicts of interest, and determine whether or not to approve, all proposed "related party" transactions as contemplated by, without limitation, Nasdaq listing standards.

        (9)   Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

        (10) Meet at least annually in separate executive session with each of the chief financial officer, the senior internal auditing executive, if applicable, and the independent accountants.

        (11) Review periodically with the Company's Outside Legal Counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

        (12) As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

        (13) Report regularly to the Board of Directors with respect to Audit Committee activities.

        (14) Prepare the report of the Audit Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

        (15) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

4.     Procedures

  (1)
  Action.

        A majority of the members of the entire Audit Committee shall constitute a quorum. The Audit Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Audit Committee may act by unanimous written consent of all members. However, the Audit Committee may delegate to one or more of its members the authority to grant pre-approvals of non-audit services, provided the decision is reported to the full Audit Committee at its next scheduled meeting.

  (2)
  Fees.

        The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation: (a) to the independent accountants engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (b) to outside legal accounting or other advisors employed by the Audit Committee; and (c) for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

  (3)
  Limitations.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

5.     Performance Review

        The Committee shall conduct an annual performance evaluation of itself, including a review of the compliance of the Committee with this Charter. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

YOUNG INNOVATIONS, INC. Proxy for the Annual Meeting of Shareholders—May 5, 2004 This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of YOUNG INNOVATIONS, INC., a Missouri corporation (the "Company"), hereby constitutes and appoints George E. Richmond and Stephen T. Yaggy, and each of them, his Attorneys and Proxies (with full power of substitution in each), and authorized them to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 5, 2004, at 10:00 A.M. and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposal 1, and in their discretion on all other matters coming before the Meeting.
This proxy when properly executed will be voted in the manner directed by the shareholder, but if no direction is made, this Proxy will be voted FOR proposal 1
1.	ELECTION OF DIRECTORS.
	☐ FOR all nominees listed (except as marked below)	☐	WITHHOLD AUTHORITY to vote for nominees listed below.

George E. Richmond, Alfred E. Brennan, Arthur L. Herbst, Jr., Richard G. Richmond,
Craig E. LaBarge, Connie H. Drisko, James R. O'Brien, Brian F. Bremer and Marc R. Sarni
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), print such nominee's(s') Name(s) in the space provided below.)

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.
The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.

Signature of Shareholder

Signature of Shareholder

DATED:	, 2004.

QuickLinks

Proposal 1: Election of Directors
Information Concerning the Board of Directors and its Committees
EXECUTIVE COMPENSATION
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT ON EXECUTIVE COMPENSATION
Performance Graph
Certain Relationships and Related Party Transactions
Securities Beneficially Owned by Management and Principal Shareholders
Section 16(a) Beneficial Ownership Reporting Compliance
Independent Auditors
Shareholder Proposals
Other Matters
YOUNG INNOVATIONS, INC. Audit Committee Charter Adopted as of January 27, 2004